EX-33.4
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA



Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period:

Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Indymac Bank, FSB ("Indymac") (collectively, "Eligible Securitization Transactions", as identified in Schedule A attached hereto), on which escrow payments were disbursed in 2007, specifically Item 1122(d)(4)(xi), only as it relates to the "Applicable Servicing Criteria" described below, and as disclosed by Indymac to the Asserting Party.

Period: As of and for the year ended December 31, 2007, except as provided below.

Applicable Servicing Criteria: the servicing criterion which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides Indymac with the applicable hazard insurance effective date, payment amount, and payee (collectively, "Insurance Information");
2. Provides the Insurance Information to Indymac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information; and
3. From October 1, 2007 through and including December 31, 2007, disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

3. Other than as identified on Schedule B attached hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.


KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance as of and for the year ended December 31, 2007.


NEWPORT MANAGEMENT CORPORATION

By: /s/ Mark Ulmer
Mark Ulmer

Its: Executive Vice President

Dated: February 28, 2008


(page)


SCHEDULE A

ELIGIBLE SECURITIZATION TRANSACTIONS


Sale    Sale_Name                                                       Securitization           Classification
#                                                                           Year
137     LXS 2006-12N LB 7/27/06                                            2006             Private Securitizations
139     LXS 2006-11 7/27/06                                                2006             Private Securitizations
140     LMT 2006-4 7/28/06                                                 2006             Private Securitizations
141     BSALTA 2006-5 7/28/06                                              2006             Private Securitizations
159     GSR 2006-0A1 8/24/06                                               2006             Private Securitizations
178     MARM 2006-0A2 11/15/06                                             2006             Private Securitizations
187     ITF SARM 2006-8 (LB) 8/31/06                                       2006             Private Securitizations
188     LXS 2006-14N (LB) 8/31/06                                          2006             Private Securitizations
193     ITF LXS 2006-13 8/31/06                                            2006             Private Securitizations
199     HARBORVIEW 2006-8 (GW) 8/30/06                                     2006             Private Securitizations
212     Countrywide Hybrid                                                 2006             Whole Loan Deal
213     GSR 2006-2F                                                        2006             Private Securitizations
214     GSR 2006-3F 03-30-06                                               2006             Private Securitizations
219     GSR 2006-5F 5/26/06                                                2006             Private Securitizations
223     DBALT 2006-AF1 03-31-06                                            2006             Private Securitizations
229     MASTR 2006-1 03-29-06                                              2006             Private Securitizations
231     HARBORVIEW 2006-2                                                  2006             Private Securitizations
233     LUMINENT 2006-3 (4-28-06)                                          2006             Private Securitizations
234     ITF SARM 2006-4 04/28/06                                           2006             Private Securitizations
235     BAFC 2006-D 04/28/06                                               2006             Private Securitizations
237     BANA E*TRADE 04/28/06                                              2006             Private Securitizations
238     LXS 2006-7 04/28/06                                                2006             Private Securitizations
239     GSR 2006-4F 4-28-06                                                2006             Private Securitizations
276     ITF LXS 2006-8 05/31/06                                            2006             Private Securitizations
278     GSAMP 2006-S4 (6-9-06)                                             2006             Private Securitizations
285     MALT 2006-3 (6-30-06)                                              2006             Private Securitizations
286     ITF LXS 2006-10N (6-30-06)                                         2006             Private Securitizations
287     LUMINENT 2006-5 (6-29-06)                                          2006             Private Securitizations
294     LMT 2006-5 8-31-06                                                 2006             Private Securitizations
296     GSAA 2006-17 10/30/06                                              2006             Private Securitizations
297     DBALT 2006-AR5 10/30/06                                            2006             Private Securitizations
374     ITF LXS 2006-16N 092906                                            2006             Private Securitizations
377     ITF LXS 2006-15 092906                                             2006             Private Securitizations
378     BAFC 2006-H 9/29/06                                                2006             Private Securitizations
379     CSMC 2006-8 09/29/06                                               2006             Private Securitizations
430     LUMINENT 2006-6 092806                                             2006             Private Securitizations
431     MLMI 2006-HE5 092906                                               2006             Private Securitizations
432     MLMI 2006-F1 (ML) 09/29/06                                         2006             Private Securitizations
433     LMT 2006-6 09/29/06                                                2006             Private Securitizations
440     ITF CSAB 2006-3 10/31/2006                                         2006             Private Securitizations
441     ITF LXS 2006-17 10/30/06                                           2006             Private Securitizations
442     CSMC 2006-9 10/30/2006                                             2006             Private Securitizations
443     LMT 2006-7 10/30/06                                                2006             Private Securitizations
446     GSAA 2007-3                                                        2007             Reconstitution
447     LXS 2006-18N 11/29/2006                                            2006             Private Securitizations
448     LXS 2006-19 11/29/2006                                             2006             Private Securitizations
449     LMT 2006-8 11/29/2006                                              2006             Private Securitizations
456     JPALT 2006-S4 11/29/06                                             2006             Private Securitizations
457     BCAP 2006-AA2 11/30/2006                                           2006             Private Securitizations
458     ACE 2006-SD3 11/30/06                                              2006             Private Securitizations
647     INDX 2006 R-1: INDX 2005-AR25 Credit Suisse 7/28/05                2006             Public Re-Securitization
651     ITF INABS 2006-A 02/09/06                                          2006             Public Securitizations
652     RAST 2006-A1 02/27/2006                                            2006             Public Re-Securitization
659     INDX 2006-AR2 02/28/2006                                           2006             Public Securitizations
660     INDX 2006-AR3 02/28/2006                                           2006             Public Securitizations
661     INABS 2006-B 03/14/06                                              2006             Public Securitizations
662     ITF LOT LOAN 2006-L1 03-24-06                                      2006             Public Securitizations
663     ITF RAST 2006-A2 03/30/06                                          2006             Public Securitizations
664     ITF RAST 2006-A4 03/30/06                                          2006             Public Securitizations
665     ITF INDX 2006-AR4 03/31/06                                         2006             Public Securitizations
666     ITF INDX 2006-AR5 03/30/06                                         2006             Public Securitizations
667     ITF INDX 2006-AR7 03/30/06                                         2006             Public Securitizations
668     ITF RAST 2006-A3 03/30/06                                          2006             Public Re-Securitization
669     INDX 2006-AR9 SETTLED 04/27/06                                     2006             Public Securitizations
670     RAST 2006 A5CB (LB)                                                2006             Public Securitizations
671     INDS 2006-1 SETTLED 04/27/06                                       2006             Public Securitizations
672     INDX 2006-AR6 04/28/06                                             2006             Public Securitizations
673     INDX 2006-AR11 (BS) 4-27-06                                        2006             Public Securitizations
674     INDX 2006-AR13 (5-30-06)                                           2006             Public Securitizations
675     RAST 2006-A6 (5-30-2006)                                           2006             Public Securitizations
676     INDX 2006-AR8 (5-31-2006)                                          2006             Public Securitizations
677     ITF INABS 2006-C REMIC 6/15/06                                     2006             Public Securitizations
678     LOT LOAN 2006-L2 (BS) 06/15/06                                     2006             Public Securitizations
679     INDS 2006-A CES (UBS) 5/22/06                                      2006             Public Securitizations
680     INDX 2006-AR15 SETTLED 5/30/06                                     2006             Public Securitizations
681     RAST 2006-A7 CB SETTLED 5/30/06                                    2006             Public Securitizations
683     INABS 2006-D (UBS) 09/13/06                                        2006             Public Securitizations
684     RAST 2006-A8 (CSFB) 6/28/06                                        2006             Public Securitizations
685     INDX 2006-AR21 (DBSI) 6/28/06                                      2006             Public Securitizations
686     INDA 2006-1 (DBSI) 6/29/26                                         2006             Public Securitizations
687     INDS 2006-2B UBS/BS 9/18/06                                        2006             Public Securitizations
688     ITF INDX 2006-AR-19 (6-29-06)                                      2006             Public Securitizations
690     INDB 2006-1 (6-29-06)                                              2006             Public Securitizations
693     RAST 2006-A9CB ML 7/27/06                                          2006             Public Securitizations
694     RAST 2006-A10 GS 7/27/06                                           2006             Public Securitizations
695     INDX 2006-AR23 DB 7/28/06                                          2006             Public Securitizations
696     INDX 2006-AR12 (ML) 7/27/06                                        2006             Public Securitizations
697     INDX 2006-AR25 (MS) 7/28/06                                        2006             Public Securitizations
698     RAST 2006-A11 8/29/06                                              2006             Public Securitizations
699     INDA 2006-AR2 8/30/06                                              2006             Public Securitizations
807     DBALTA 2006-AR 2 6/30/06                                           2006             Private Securitizations
808     HARBORVIEW 2006-6 6/30/06                                          2006             Private Securitizations
809     GSR 2006-6F (GS) 6/30/06                                           2006             Private Securitizations
840     DBALT 2006-AR1 1/31/06                                             2006             Private Securitizations
849     GSR 2006-1F 1/30/06                                                2006             Private Securitizations
902     BSALTA 2006-1 1/30/06                                              2006             Private Securitizations
903     ITF LXS 2006-2N 1/31/06                                            2006             Private Securitizations
918     BAYVIEW 2006-A 02/08/06                                            2006             Private Securitizations
921     BSALTA 2006-4 6/30/06                                              2006             Private Securitizations
4101    DBALT 2006-AR6 12/15/06                                            2006             Reconstitution
4102    HARBORVIEW 2006-14 12/22/06                                        2006             Reconstitution
4103    MSM 2006-17XS 12/28/06                                             2006             Reconstitution
4104    GSR 2006-10F 12/29/06                                              2006             Reconstitution
4105    JPMMT 2006-S4 12/21/06                                             2006             Reconstitution
4106    GSAA 2006-20 12/29/06                                              2006             Reconstitution
4108    LMT 2006-9 12/29/06                                                2006             Reconstitution
4109    LXS 2006-20 12/29/06                                               2006             Reconstitution
4110    LUMINENT 2006-7 12/14/2006                                         2006             Reconstitution
4111    BSALTA 2006-8 12/28/06                                             2006             Reconstitution
4113    MARM 2007-1                                                        2007             Reconstitution
4114    DBALT 2007-AR1                                                     2007             Reconstitution
4115    Luminent 2007-1                                                    2007             Reconstitution
4116    MSM 2007-2AX                                                       2007             Reconstitution
4117    CSMC 2007-1                                                        2007             Reconstitution
4118    MSM 2007-1XS                                                       2007             Reconstitution
4119    LXS 2007-1                                                         2007             Reconstitution
4120    LXS 2007-2N                                                        2007             Reconstitution
4121    MSM 2007-5AX                                                       2007             Reconstitution
4122    DBALT 2007-BAR1                                                    2007             Reconstitution
4123    LMT 2007-1                                                         2007             Reconstitution
4125    HCSB 2007-1                                                        2007             Reconstitution
4126    MSM 2007-3XS                                                       2007             Reconstitution
4127    BCAP 2007-AA1                                                      2007             Reconstitution
4128    CSMC 2007-2                                                        2007             Reconstitution
4129    LMT 2007-2                                                         2007             Reconstitution
4130    CS ARMT 2007-1                                                     2007             Reconstitution
4131    DBALT 2007-AR2                                                     2007             Reconstitution
4132    MANA 2007-F1                                                       2007             Reconstitution
4133    LXS 2007-3                                                         2007             Reconstitution
4134    MARM 2007-2                                                        2007             Reconstitution
4135    HCSB 2007-2                                                        2007             Reconstitution
4136    CSMC 2007-2                                                        2007             Reconstitution
4138    LXS 2007-4N                                                        2007             Reconstitution
4139    LMT 2007-3                                                         2007             Reconstitution
4140    MANA 2007-OAR2                                                     2007             Reconstitution
4141    DBALT 2007-OA2                                                     2007             Reconstitution
4142    LMT 2007-3 Lehman Reconstitution                                   2007             Reconstitution
4143    CSMC 2007-3                                                        2007             Reconstitution
4144    GSAA 2007-4                                                        2007             Reconstitution
4145    BAYVIEW 2007-2                                                     2007             Reconstitution
4147    MLMBS 2007-1                                                       2007             Reconstitution
4148    WACHOVIA TO DLJMC                                                  2007             Reconstitution
4149    DBALT 2007-AR3 Deutsche Bank Reconstitution                        2007             Reconstitution
4151    DBALT 2007-AB1 Deutsche Bank Reconstitution                        2007             Reconstitution
4152    LXS 2007-6 (Lehman) Reconstitution                                 2007             Reconstitution
4153    JPMMT 2007-S2                                                      2007             Reconstitution
4154    GSR 2007-AR2 Goldman Sachs Reconstitution                          2007             Reconstitution
4155    MARM 2007-3 (UBS) Reconstitution                                   2007             Reconstitution
4157    LMT 2007-4 (Lehman)                                                2007             Reconstitution
4158    ARMT 2007-2 (CSFB) Reconstitution                                  2007             Reconstitution
4159    Luminent 2007-2                                                    2007             Reconstitution
4160    HCSB 2007-4                                                        2007             Reconstitution
4161    CSAB 2007-1 (CSFB) Reconstitution                                  2007             Reconstitution
4166    LMT 2007-5 Lehman Reconstitution                                   2007             Reconstitution
4167    CSMC 2007-4 Credit Suisse Reconstitution                           2007             Reconstitution
4169    Goldman Sachs/E*Trade Reconstituion                                2007             Reconstitution
4171    LXS 2007-9 Reconstitution                                          2007             Reconstitution
4172    CSFB TO E*TRADE                                                    2007             Reconstitution
4173    Bayview 2007-B Bayview Reconstitution                              2007             Reconstitution
4174    Bayview 2007-3 Reconstitution                                      2007             Reconstitution
4175    MSM 2007-12 Morgan Stanley Reconstitution                          2007             Reconstitution
4177    LXS 2007-12N Lehman Reconstitution                                 2007             Reconstitution
4178    LMT 2007-07 Lehman Reconstitution                                  2007             Reconstitution
4179    HCSB 2007-7                                                        2007             Reconstitution
4180    ALLIANCE 2007-OA1                                                  2007             Reconstitution
4182    LXS 2007-11 (LEHMAN)                                               2007             Reconstitution
4184    MLMBS 2007-3 Merrill Lynch Reconstitution                          2007             Reconstitution
4185    MANA 2007-OAR4 (MERRILL LYNCH)                                     2007             Reconstitution
4186    LXS 2007-15N Lehman Reconstitution                                 2007             Reconstitution
4187    CWALT 2007-OA9 (Countrywide Reconstitution)                        2007             Reconstitution
4189    DBALT 2007-2 (Deutsche Bank)                                       2007             Reconstitution
4194    HBV 2007-7                                                         2007             Reconstitution
4195    CSMC 2007-6 Credit Suisse                                          2007             Reconstitution
4196    SOUNDVIEW 2007-2                                                   2007             Reconstitution
4198    MSM 2007-14AR                                                      2007             Reconstitution
4199    GSR 2007-OA2                                                       2007             Reconstitution
4201    MSM 2007-15AR                                                      2007             Reconstitution
4202    LMT 2007-10                                                        2007             Reconstitution
4203    SARM 2007-11                                                       2007             Reconstitution
4205    HCSB 2007-12                                                       2007             Reconstitution
4206    CSMC 2007-7                                                        2007             Reconstitution
4207    ARMT 2007-3                                                        2007             Reconstitution
4209    HCSB 2007-13                                                       2007             Reconstitution
4212    CWALT 2007-OA7 (Countrywide Reconstitution)                        2007             Reconstitution
5023    COUNTRYWIDE 12MAT CMT 13167 3/30/07                                2007             Whole Loan Deal
6001    INDX 2006-AR27 DB 8/30/06                                          2006             Public Securitizations
6002    LOT LOAN 2006-L3 (LB) 09/22/06                                     2006             Public Securitizations
6003    RAST 2006-A12(BS) 09/27/06                                         2006             Public Securitizations
6004    INDX 2006-AR31(ML) 09/27/06                                        2006             Public Securitizations
6006    RAST 2006-A13(CITI) 10/27/06                                       2006             Public Securitizations
6007    INDA 2006-AR3 (GS) 10/30/06                                        2006             Public Securitizations
6008    RAST 2006-A14 CB (GREENWICH) 11/3/06                               2006             Public Securitizations
6009    INDX 2006-AR14 (LEHMAN) 10/31/06                                   2006             Public Securitizations
6011    INDX 2006-AR29(JP MORGAN) 09/28/06                                 2006             Public Securitizations
6012    INDX 2006-FLX1 (DB) 09/28/06                                       2006             Public Securitizations
6013    RAST 2006-A15 COUNTRYWIDE 11/28/06                                 2006             Public Securitizations
6014    INDX 2006-AR35 RBS GREENWICH 11/29/06                              2006             Public Securitizations
6015    INDX 2006-AR33 CREDIT SUISSE 11/29/06                              2006             Public Securitizations
6017    INDS 2006-3C (UBS) SECONDS 12/7/06                                 2006             Public Securitizations
6018    INABS 2006-E LEHMAN 12/8/06                                        2006             Public Securitizations
6019    LOT LOANS 2006-L4 12/21/06                                         2006             Public Securitizations
6020    INDX 2006-AR39 (BOA) 12/28/06                                      2006             Public Securitizations
6021    INDX 2006-AR37(CREDIT SUISSE) 12/28/06                             2006             Public Securitizations
6022    RAST 2006-A16(LB) 12/28/06                                         2006             Public Securitizations
6023    INDX 2006-AR41 (CREDIT SUISSE) 12/27/06                            2006             Public Securitizations
6024    INDS 2007-2                                                        2007             Public Securitizations
6027    INDA 2007-AR1                                                      2007             Public Securitizations
6028    RAST 2007-A1                                                       2007             Public Securitizations
6029    INDX 2007-FLX1                                                     2007             Public Securitizations
6030    INDS 2007-1                                                        2007             Public Securitizations
6031    INABS 2007-A                                                       2007             Public Securitizations
6032    INDX 2007-AR1                                                      2007             Public Securitizations
6033    INDX 2007-FLX2                                                     2007             Public Securitizations
6034    RAST 2007-A2                                                       2007             Public Securitizations
6035    RAST 2007-A3                                                       2007             Public Securitizations
6037    Lot Loan 2007-L1                                                   2007             Public Securitizations
6038    INDX 2007-AR5                                                      2007             Public Securitizations
6040    RAST 2007-A5                                                       2007             Public Securitizations
6042    INDA 2007-AR2                                                      2007             Public Securitizations
6043    INDX 2007-FLX3                                                     2007             Public Securitizations
6044    INDX 2007-AR7                                                      2007             Public Securitizations
6045    INDX 2007-AR9                                                      2007             Public Securitizations
6046    INDX 2007-AR11                                                     2007             Public Securitizations
6047    RAST 2007-A6                                                       2007             Public Securitizations
6048    IMSC 2007-F1                                                       2007             Public Securitizations
6049    INDX 2007-FLX4                                                     2007             Public Securitizations
6050    INDA 2007-AR3                                                      2007             Public Securitizations
6051    INDX 2007-AR13                                                     2007             Public Securitizations
6052    RAST 2007-A7                                                       2007             Public Securitizations
6053    INABS 2007-B (Lehman)                                              2007             Public Securitizations
6054    INDX 2007-AR21IP                                                   2007             Public Securitizations
6056    INDA 2007-AR4 (Merrill Lynch)                                      2007             Public Securitizations
6057    INDX 2007-FLX5 (Merrill)                                           2007             Public Securitizations
6058    RAST 2007-A8 (Bear Stearns)                                        2007             Public Securitizations
6059    IMSC 2007-HOA-1(UBS)                                               2007             Public Securitizations
6060    INDX 2007-AR15 (Credit Suisse)                                     2007             Public Securitizations
6061    IMSC 2007-AR1 (Credit Suisse & ISC)                                2007             Public Securitizations
6062    IMSC 2007-F2 (Credit Suisse)                                       2007             Public Securitizations
6063    IMJA 2007-A1 (UBS)                                                 2007             Public Securitizations
6064    INDX 2007-AR17 (Bear Stearns)                                      2007             Public Securitizations
6065    RAST 2007-A9 (Merrill Lynch)                                       2007             Public Securitizations
6066    IMSC 2007-AR2 Conduit (Goldman Sachs)                              2007             Public Securitizations
6067    INDA 2007-AR5 (Merrill Lynch)                                      2007             Public Securitizations
6068    INDX 2007-FLX6 (Merrill Lynch)                                     2007             Public Securitizations
6069    INDX 2007-AR19 (Credit Suisse)                                     2007             Public Securitizations
6070    INDA 2007-AR6 (Merrill Lynch)                                      2007             Public Securitizations
6071    IMSC 2007-F3 (Credit Suisse)                                       2007             Public Securitizations
6072    IMJA 2007-A2 (Credit Suisse)                                       2007             Public Securitizations
6073    IMJA 2007-A3 (Credit Suisse)                                       2007             Public Securitizations
6074    INDA MORTGAGE LOAN TRUST 2007-AR8                                  2007             Public Securitizations
6075    INDA 2007-AR7 (Credit Suisse)                                      2007             Public Securitizations
6076    INDA 2007-AR9                                                      2007             Public Securitizations
6077    IMJA 2007-A4                                                       2007             Public Securitizations




(page)


SCHEDULE B

MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned applicable servicing criterion as of and for the year ended December 31, 2007.